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                                                                    EXHIBIT 10.2

                          NEUROCRINE BIOSCIENCES, INC.

                EMPLOYMENT COMMENCEMENT NONSTATUTORY STOCK OPTION

      THIS EMPLOYMENT COMMENCEMENT NONSTATUTORY STOCK OPTION (the "Agreement"), dated as of June 20, 2005, is made by and between Neurocrine Biosciences, Inc., a Delaware corporation (the "Company"), and RICHARD RANIERI, an employee of the Company (the "Optionee").

      WHEREAS, the Board of Directors of the Company has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the nonstatutory stock option provided for herein (the "Option") to Optionee in connection with his initial commencement of employment with the Company and that such grant is an essential inducement to Optionee's entering into a contract of employment with the Company as its SENIOR VICE PRESIDENT, HUMAN RESOURCES.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      1. Definitions.

            (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Committee" shall mean the Committee appointed by the Board to administer this Option, if one is appointed, which Committee shall be constituted to satisfy applicable laws.

            (d) "Common Stock" shall mean the common stock of the Company, par value $.001 per share.

            (e) "Company" shall mean Neurocrine Biosciences, Inc.

            (f) "Consultant" shall mean any natural person who is engaged by the Company or any Parent or Subsidiary of the Company to render bona fide consulting services and is compensated for such consulting services.

            (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

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            (h) "Employee" shall mean any person, including an officer or director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (i) "Fair Market Value" shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of determination, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of determination, as reported in the Wall Street Journal.

            (j) "Optioned Stock" shall mean the Common Stock subject to this Option.

            (k) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (l) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      2. Grant of Option. In consideration of Optionee's agreement to render services to the Company and for other good and valuable consideration, the Company grants to Optionee an Option to purchase the Common Stock (the "Shares") set forth below, at the exercise price set forth below (the "Exercise Price"), subject to the terms and conditions of this Agreement. The terms of Optionee's grant are set forth below:

      Date of Grant:                    June 20, 2005

      Vesting Commencement Date:        June 20, 2005

      Exercise Price per Share:         Closing price of the Company's common
                                        stock on the NASDAQ National Market
                                        System on June 20, 2005

      Total Number of Shares Granted:   80,000

      Term/Expiration Date:             June 20, 2015

      This Option is a nonstatutory stock option and is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      3. Exercise and Vesting Schedule. The Shares subject to this Option shall vest and become exercisable according to the following schedule:

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      This Option may be exercised, in whole or in part, in accordance with the following schedule:

      Twenty-five percent (25%) of the Shares subject to this Option shall vest twelve (12) months after the Vesting Commencement Date, and one-forty-eight (1/48th) of the Shares subject to this Option shall vest each month thereafter, subject to the Optionee continuing to be an Employee or Consultant on such dates.

      For purposes of this Agreement, Shares subject to this Option shall vest and become exercisable based on Optionee's Continuous Status as an Employee or Consultant.

      4. Exercise of Option.

            (a) Right to Exercise.

                  (i) This Option shall be exercisable cumulatively according to the vesting schedule set out in Section 3 above.

                  (ii) This Option may not be exercised for a fraction of a Share.

                  (iii) In the event of Optionee's death, retirement, disability or other termination of Optionee's Continuous Status as an Employee or Consultant, the exercisability of this Option is governed by Sections 7, 8, 9 and 10 below.

                  (iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 2 above.

            (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise this Option, the number of Shares in respect of which this Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by Optionee and delivered to the President, the Chief Financial Officer or Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, including payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such fully-executed Exercise Notice accompanied by such aggregate Exercise Price and payment of any applicable withholding tax, which may be paid by the withholding of shares otherwise issuable upon exercise having a Fair Market Value equal to the statutory minimum amount required to be withheld.

      5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

            (a) cash;

            (b) check;

            (c) consideration received by the Company under a cashless exercise program implemented by the Company;

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            (d) surrender of other shares of Common Stock which (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares;

            (e) with the consent of the Board, such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law; or

            (f) any combination of the foregoing methods of payment.

      6. Restrictions on Exercise. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of the Nasdaq Stock Market or any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Optionee on the date this Option is exercised with respect to such Exercised Shares. As a condition to the exercise of this Option, the Company may require the person exercising this Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      7. Termination of Relationship. In the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be) (other than by reason of Optionee's death, retirement or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), Optionee may exercise this Option to the extent this Option was vested at the date on which Optionee's Continuous Status as an Employee or Consultant terminates, but only within ninety (90) days from such date (or such other period of time not exceeding six
(6) months, as is determined by the Board) (and in no event later than the expiration date of the term of this Option as set forth in Section 2). To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

      8. Disability of Optionee. In the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be) as a result of Optionee's total and permanent disability as defined in Code Section 22(e)(3), Optionee may exercise this Option to the extent the right to exercise would have accrued had Optionee continued Continuous Status as an Employee or Consultant for a period of six (6) months following termination of Optionee's Continuous Status by reason of disability, but only within six (6) months from such date (and in no event later than the expiration date of the term of this Option as set forth in Section 2). To the extent that Optionee was not entitled to exercise this Option in this period, or if Optionee does not exercise this Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

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      9. Retirement of Optionee. In the event of termination of Optionee's
Continuous Status as an Employee as a result of such Optionee's retirement from the Company at age fifty five (55) or greater after having Continuous Status as an Employee for (5) years or more, Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Stock and Optionee may, but only within three (3) years from the date of such termination (but in no event later than the expiration date of the term of this Option as set forth in
Section 2), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee does not exercise this Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

      10. Death of Optionee. In the event of the death of Optionee:

            (a) During the term of this Option while still an Employee or Consultant of the Company, so long as Optionee shall have been in Continuous Status as an Employee or Consultant since the date of grant of this Option, this Option may be exercised, at any time within six (6) months (but in no event later than the expiration date of the term of this Option as set forth in
Section 2), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent that the right to exercise would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death; or

            (b) Within thirty (30) days after the termination of Optionee's Continuous Status as an Employee or Consultant, this Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of this Option as set forth in
Section 2), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent that the right to exercise had accrued at the date of termination.

      11. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any action by the Company required by applicable law or regulations or the requirements of the Nasdaq Stock Market or an established stock exchange on which the Company's securities are traded, the number and kind of shares of Common Stock (or other securities or property) covered by this Option, as well as the exercise price per share of Common Stock (or other securities or property) subject to this Option, shall be adjusted proportionately to the extent the Board determines that any increase, decrease or adjustment in the number or kind of issued shares of Common Stock (or other securities or property), dividend, distribution, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, reorganization, merger, consolidation, split-up, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, exchange of Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Board's sole discretion, affects the Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Option. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities

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convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, this Option shall terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Asset Sale. In the event of a merger, sale of all or substantially all of the assets of the Company, tender offer or other transaction or series of related transactions resulting in a change of ownership of more than fifty percent (50%) of the voting securities of the Company ("Change in Control") approved by the majority of the members of the Board on the Board prior to the commencement of such Change in Control, this Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation; provided, however, in the event that within one year of the date of the completion of the Change in Control, the successor corporation or a Parent or Subsidiary of the successor corporation terminates the employment of Optionee without Cause (as defined below), Optionee shall fully vest in and have the right to exercise the options assumed or substituted for this Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. In the event that the successor corporation refuses to assume or substitute for this Option, Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If this Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Board shall notify Optionee in writing or electronically that this Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period. For the purposes of this paragraph, this Option shall be considered assumed if, following the Change of Control, the option confers the right to purchase, for each Share of Optioned Stock subject to this Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of this Option, for each Share of Optioned Stock subject to this Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Change of Control. For purposes of this paragraph, termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Optionee which was performed in bad faith and to the material detriment of the successor corporation or its Parent or Subsidiary; (b) Optionee willfully and habitually neglects the duties of employment; or (c) Optionee is convicted of a felony crime involving moral turpitude, provided that in the event that any of the foregoing events is capable of being cured, the successor corporation or its Parent or Subsidiary shall provide written notice to the employee describing the nature of such event and Optionee shall thereafter have five (5) business days to cure such event.

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      In the event of a Change in Control which is not approved by the majority of the members of the Board on the Board prior to the commencement of a Change in Control, Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable.

      12. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

      13. Term of Option. This Option may be exercised only within the term set out in Section 2 and may be exercised during such term only in accordance with the terms of this Option.

      14. Powers of the Board. The Board shall have the authority, in its discretion, to interpret this Option; to accelerate or defer (with the consent of Optionee) the exercise date of this Option; and to make all other determinations deemed necessary or advisable for the administration of this Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option.

      15. Successors and Assigns. Subject to the provisions of Section 11 above, the Company may assign any of its rights under this Option to single or multiple assignees, and this Option shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Option shall be binding upon Optionee and his heirs, executors, administrators, successors and assigns.

      16. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Board, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on the Company and on Optionee.

      17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      18. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Option.

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      19. Entire Agreement; Governing Law; Severability. This Option and the
exhibit hereto constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. Should any provision of this Option be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      20. Shareholder Approval Not Required. Rule 4350(i) promulgated by the National Association of Securities Dealers, Inc. ("NASD") generally requires shareholder approval for stock option plans or other equity compensation arrangements adopted by companies whose securities are listed on the Nasdaq Stock Market pursuant to which options or stock may be acquired by officers, directors, employees, or consultants of such companies. NASD Rule 4350(i)(1)(A)(iv) provides an exception to this requirement for issuances of securities to a person not previously an employee or director of the issuer, or following a bona fide period of non-employment, as an inducement material to the individual's entering into employment with the issuer, provided such issuances are approved by either the issuer's compensation committee comprised of a majority of independent directors or a majority of the issuer's independent directors. The grant of this Option is made to the Optionee, who has not previously been an employee or director of the Company, as an inducement material to the Optionee's entering into employment with the Company, and this Option has been approved by the Company's compensation committee comprised of a majority of the Company's independent directors or a majority of the Company's independent directors. Accordingly, pursuant to NASD Rule 4350(i)(1)(A)(iv), the issuance of this Option and the Shares issuable upon exercise of this Option are not subject to the approval of the Company's shareholders.

      21. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR PURCHASING SHARES HEREUNDER).

            OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS AN EMPLOYEE OR CONSULTANT AT ANY TIME, WITH OR WITHOUT CAUSE.

                            [SIGNATURE PAGE FOLLOWS]

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            By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms of this Agreement. Optionee has reviewed the Option, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                               NEUROCRINE BIOSCIENCES, INC.

     /s/ Richard Ranieri                By:          /s/ Gary Lyons
_____________________________________      _____________________________________

Name: Richard Ranieri                   Gary Lyons

Date:            6/23/05
     ________________________________   President and Chief Executive Officer

Residence Address:

1375 Oak Ave.
_____________________________________

Los Altos, CA 94024
_____________________________________

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

                                    EXHIBIT A

                          NEUROCRINE BIOSCIENCES, INC.

                                 EXERCISE NOTICE

Neurocrine Biosciences, Inc.
12790 El Camino Real
San Diego, CA 92130

Attention: Secretary

      1. Exercise of Option. Effective as of today, _____________, ____, the undersigned ("Purchaser") hereby elects to purchase _______ shares (the "Shares") of the Common Stock of Neurocrine Biosciences, Inc. (the "Company") under and pursuant to the Employment Commencement Nonstatutory Stock Option dated ________, 2003 (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

      2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

            Cash Exercise     _______ (Payment Attached)

            Same-Day Sale     _______ (Broker Paid)

            Sell-to-Cover     _______ (Broker Paid)

            Other             _______ (Please Specify: __________________)

      3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

      4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to Purchaser as soon as practicable after the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 11 of the Option Agreement.

      5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      6. Entire Agreement; Governing Law. The Option Agreement is incorporated herein by reference. This Agreement and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                           Accepted by:

PURCHASER:                              NEUROCRINE BIOSCIENCES, INC.

_____________________________________   By:_____________________________________
Signature

Name:________________________________   Its:____________________________________

Address:                                Address:

_____________________________________   Neurocrine Biosciences, Inc.
_____________________________________   12790 El Camino Real
                                        San Diego, California 92130

                                        Date Received:

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